UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2017

EVERGREEN-AGRA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53902	98-0460379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19800 MacArthur Suite 300, Irvine CA, USA 92612

(Address of Principal Executive Offices)
(Zip Code)

604.764.7646

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

1.

Evergreen-Agra, Inc. reports that the transaction announced on January 19, 2017 with Green-Eraconsulting has closed. Green-Eraconsulting provides extensive consulting activities to qualified individuals to enable these patients to access and/or legally grow medical marijuana.

Green-Eraconsulting was duly incorporated pursuant to the laws of Canada 2015 and has been profitable since its inception.

Green-Eraconsulting will publish its audited financial on or before the end of February 2017. Evergreen-Agra, Inc. expects net revenues of 1.5M, with accompanying profits of 600K respectively.

Based on the successful Green-Eraconsulting model above, Evergreen-Agra, Inc. expects to finalize, six (6) new office locations in Texas in the coming weeks, with an international business rollout during 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN-AGRA, INC.

Date: January 24, 2017	By:	/s/ Rene Hamouth
Rene Hamouth
President / Chairman of the Board / Director

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